                                                                   Exhibit 10.14

                                 AMENDMENT NO. 9

Confidential Treatment: The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                              SPECIAL CLASSIC RATES

         This Amendment No. 9 (the "SPECIAL RATE AMENDMENT") is made by and between Valor Telecommunications Long Distance LLC, ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. d/b/a UUNET(R) ("UUNET") and is a part of the Telecommunications Services Agreement, including the Program Enrollment Terms and all applicable Attachments and existing amendments made by and between Customer and UUNET dated October 19, 2000 (collectively, the "TSA"). In the event of any conflict between the terms of the TSA and the terms of this Special Rate Amendment, the terms of this Special Rate Amendment shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA.

         The parties agree for good and valuable consideration, intending legally to be bound, as follows:

1. SPECIAL RATES. Commencing within ten (10) business days following the date this Special Rate Amendment is executed by both parties and is delivered to Customer, Customers rate(s) (hereinafter referred to as "SPECIAL RATES") for the jurisdiction(s) and CLASSIC Service(s) checked below will be as set forth on the Schedule(s) indicated, which Special Rate(s) will not be subject to any discount. Further, Customers rates for any CLASSIC Service not checked below or not described on the applicable Schedule (including rates that are left blank) will be as set forth in the TSA or in the latest applicable Amendment. Notwithstanding anything to the contrary contained in the TSA, UUNET reserves the right to modify the Special Rates described herein which charge modifications shall not exceed then-current generally available UUNET charges for comparable services, upon not less than thirty (30) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

[x]  INTERSTATE Service                                         SEE Schedule [A]
(within the 48 contiguous United States)

     [ ] CARRIER TERMINATION Service        [ ] CARRIER ORIGINATION Service

     [ ] SWITCHLESS 1+ Service              [ ] SWITCHLESS TOLL FREE Service

     [x] END USER DEDICATED 1+ Service      [x] END USER DEDICATED TOLL FREE
                                                Service

[x]  INTERSTATE Service                                         SEE Schedule [B]
    (within the 48 contiguous United States)

     [ ] CARRIER TERMINATION Service        [ ] CARRIER ORIGINATION Service

     [ ] SWITCHLESS 1+ Service              [ ] SWITCHLESS TOLL FREE Service

4/14/03 - WITHOUT DISCOUNT         Page 1 of 2
                                  CONFIDENTIAL

     [x] END USER DEDICATED 1+ Service      [x] END USER DEDICATED TOLL FREE
                                                Service

2. OTHER TERMS AND CONDITIONS - Except to the extent specifically described in this Special Rate Amendment, the terms and conditions set forth in the TSA will continue in full force and effect throughout the Service Term.

         IN WITNESS WHEREOF, the parties have executed this Special Rate Amendment as of the dates set forth below.

VALOR TELECOMMUNICATIONS LLC               MCI WORLDCOM NETWORK
                                           SERVICES, INC.

By: /s/ John J. Mueller                    By: /s/ Peter M. Cassidy
   ------------------------------------        ---------------------------------

            John J. Mueller                          Peter M. Cassidy
   ------------------------------------        ---------------------------------
             (Print Name)                              (Print Name)

 President and Chief Operating Officer      Vice President, Wholesale Services
 --------------------------------------     ------------------------------------
               (Title)                                   (Title)

               10/29/03                                  11/04/03
   ------------------------------------        ---------------------------------
                (Date)                                    (Date)

4/14/03 - WITHOUT DISCOUNT         Page 2 of 2
                                  CONFIDENTIAL

                      VALOR SPECIAL CLASSIC RATE AMENDMENT
                                   SCHEDULE A
                                INTERSTATE RATES
                           RATES ARE NOT DISCOUNTABLE

                                                                   END USER DEDICATED          END USER DEDICATED
LATA                    CITY                   STATE                     RATES                   TOLL FREE RATES
----               ---------------             -----               ------------------          ------------------
120                   Portland                  ME                      $[*****]                     $[*****]
122                    Nashua                   NH                      $[*****]                     $[*****]
124                  Burlington                 VT                      $[*****]                     $[*****]
126                  Springfield                MA                      $[*****]                     $[*****]
128                    Boston                   MA                      $[*****]                     $[*****]
130                  Providence                 RI                      $[*****]                     $[*****]
132                 New York City               NY                      $[*****]                     $[*****]
133                 Poughkeepsie                NY                      $[*****]                     $[*****]
134                    Albany                   NY                      $[*****]                     $[*****]
136                   Syracuse                  NY                      $[*****]                     $[*****]
138                  Binghamton                 NY                      $[*****]                     $[*****]
140                    Buffalo                  NY                      $[*****]                     $[*****]
220                 Atlantic City               NJ                      $[*****]                     $[*****]
222                    Camden                   NJ                      $[*****]                     $[*****]
224                    Newark                   NJ                      $[*****]                     $[*****]
226                  Harrisburg                 PA                      $[*****]                     $[*****]
228                 Philadelphia                PA                      $[*****]                     $[*****]
230                    Altoona                  PA                      $[*****]                     $[*****]
232                   Scranton                  PA                      $[*****]                     $[*****]
234                  Pittsburgh                 PA                      $[*****]                     $[*****]
236                  Washington                 DC                      $[*****]                     $[*****]
238                   Baltimore                 MD                      $[*****]                     $[*****]
240                  Hagerstown                 MD                      $[*****]                     $[*****]
242                   Salisbury                 MD                      $[*****]                     $[*****]
244                    Roanoke                  VA                      $[*****]                     $[*****]
246                Fredericksburg               VA                      $[*****]                     $[*****]
248                   Richmond                  VA                      $[*****]                     $[*****]
250                   Lynchburg                 VA                      $[*****]                     $[*****]
252                    Norfolk                  VA                      $[*****]                     $[*****]
254                  Charleston                 WV                      $[*****]                     $[*****]
256                   Wheeling                  WV                      $[*****]                     $[*****]
320                   Cleveland                 OH                      $[*****]                     $[*****]
322                  Youngstown                 OH                      $[*****]                     $[*****]
324                   Columbus                  OH                      $[*****]                     $[*****]
325                     Akron                   OH                      $[*****]                     $[*****]
326                    Toledo                   OH                      $[*****]                     $[*****]
328                    Dayton                   OH                      $[*****]                     $[*****]
330                  Evansville                 IN                      $[*****]                     $[*****]
332                  South Bend                 IN                      $[*****]                     $[*****]
334                  Fort Wayne                 IN                      $[*****]                     $[*****]
336                 Indianapolis                IN                      $[*****]                     $[*****]
338                   Vincannes                 IN                      $[*****]                     $[*****]
340                    Detroit                  MI                      $[*****]                     $[*****]
342                   Marquette                 MI                      $[*****]                     $[*****]
344                    Saginaw                  MI                      $[*****]                     $[*****]
346                    Lansing                  MI                      $[*****]                     $[*****]
348                 Grand Rapids                MI                      $[*****]                     $[*****]
350                   Green Bay                 WI                      $[*****]                     $[*****]
352                  Eau Claire                 WI                      $[*****]                     $[*****]
354                    Madison                  WI                      $[*****]                     $[*****]
356                   Milwaukee                 WI                      $[*****]                     $[*****]
358                    Chicago                  IL                      $[*****]                     $[*****]
360                   Rockford                  IL                      $[*****]                     $[*****]
362               Cairo/Mound City              IL                      $[*****]                     $[*****]
364                Sterling/Dekalb              IL                      $[*****]                     $[*****]
366                  Bloomington                IL                      $[*****]                     $[*****]
368                    Peoria                   IL                      $[*****]                     $[*****]
370                 Champ-Urbana                IL                      $[*****]                     $[*****]

                      VALOR SPECIAL CLASSIC RATE AMENDMENT
                                   SCHEDULE A
                                INTERSTATE RATES
                           RATES ARE NOT DISCOUNTABLE

                                                                   END USER DEDICATED          END USER DEDICATED
LATA                    CITY                   STATE                     RATES                   TOLL FREE RATES
----               --------------              -----               ------------------          ------------------
374                  Springfield                IL                      $[*****]                     $[*****]
376                    Quincy                   IL                      $[*****]                     $[*****]
420                   Asheville                 NC                      $[*****]                     $[*****]
422                   Charlotte                 NC                      $[*****]                     $[*****]
424                  Greensboro                 NC                      $[*****]                     $[*****]
426                    Raleigh                  NC                      $[*****]                     $[*****]
428                  Wilmington                 NC                      $[*****]                     $[*****]
430                  Greenville                 SC                      $[*****]                     $[*****]
432                   Florence                  SC                      $[*****]                     $[*****]
434                   Columbia                  SC                      $[*****]                     $[*****]
436                  Charlestown                SC                      $[*****]                     $[*****]
438                    Atlanta                  GA                      $[*****]                     $[*****]
440                   Savannah                  GA                      $[*****]                     $[*****]
442                    Augusta                  GA                      $[*****]                     $[*****]
444                    Albany                   GA                      $[*****]                     $[*****]
446                     Macon                   GA                      $[*****]                     $[*****]
448                   Pensacola                 FL                      $[*****]                     $[*****]
450                  Panama City                FL                      $[*****]                     $[*****]
452                 Jacksonville                FL                      $[*****]                     $[*****]
454                  Gainesville                FL                      $[*****]                     $[*****]
456                 Daytona Beach               FL                      $[*****]                     $[*****]
458                    Orlando                  FL                      $[*****]                     $[*****]
460                     Miami                   FL                      $[*****]                     $[*****]
462                  Louisville                 KY                      $[*****]                     $[*****]
464                 Madisonville                KY                      $[*****]                     $[*****]
466                   Lexington                 KY                      $[*****]                     $[*****]
468                    Memphis                  TN                      $[*****]                     $[*****]
470                   Nashville                 TN                      $[*****]                     $[*****]
472                  Chattanooga                TN                      $[*****]                     $[*****]
474                   Knoxville                 TN                      $[*****]                     $[*****]
476                  Birmingham                 AL                      $[*****]                     $[*****]
477                  Huntsville                 AL                      $[*****]                     $[*****]
478                  Montgomery                 AL                      $[*****]                     $[*****]
480                    Mobile                   AL                      $[*****]                     $[*****]
482                    Jackson                  MS                      $[*****]                     $[*****]
484                   Gulfport                  MS                      $[*****]                     $[*****]
486                  Shreveport                 LA                      $[*****]                     $[*****]
488                 Lake Charles                LA                      $[*****]                     $[*****]
490                  New Orleans                LA                      $[*****]                     $[*****]
492                  Baton Rouge                LA                      $[*****]                     $[*****]
520                   St. Louis                 MO                      $[*****]                     $[*****]
521                Jefferson City               MO                      $[*****]                     $[*****]
522                  Springfield                MO                      $[*****]                     $[*****]
524                  Kansas City                MO                      $[*****]                     $[*****]
526                  Fort Smith                 AR                      $[*****]                     $[*****]
528                  Little Rock                AR                      $[*****]                     $[*****]
530                  Pine Bluff                 AR                      $[*****]                     $[*****]
532                    Wichita                  KS                      $[*****]                     $[*****]
534                    Topeka                   KS                      $[*****]                     $[*****]
536                 Oklahoma City               OK                      $[*****]                     $[*****]
538                     Tulsa                   OK                      $[*****]                     $[*****]
540                    El Paso                  TX                      $[*****]                     $[*****]
542                    Midland                  TX                      $[*****]                     $[*****]
544                    Lubbock                  TX                      $[*****]                     $[*****]
546                   Amarillo                  TX                      $[*****]                     $[*****]
548                 Wichita Falls               TX                      $[*****]                     $[*****]
550                    Abilene                  TX                      $[*****]                     $[*****]
552                    Dallas                   TX                      $[*****]                     $[*****]

                     VALOR SPECIAL CLASSIC RATE AMENDMENT
                                   SCHEDULE A
                                INTERSTATE RATES
                           RATES ARE NOT DISCOUNTABLE

                                                                   END USER DEDICATED          END USER DEDICATED
LATA                    CITY                   STATE                     RATES                   TOLL FREE RATES
----              ----------------             -----               ------------------          ------------------
554                   Longview                  TX                      $[*****]                     $[*****]
556                     Waco                    TX                      $[*****]                     $[*****]
558                    Austin                   TX                      $[*****]                     $[*****]
560                    Houston                  TX                      $[*****]                     $[*****]
562                   Beaumont                  TX                      $[*****]                     $[*****]
564                Corpus Christi               TX                      $[*****]                     $[*****]
566                  San Antonio                TX                      $[*****]                     $[*****]
568                   Harlingen                 TX                      $[*****]                     $[*****]
570                     Bryan                   TX                      $[*****]                     $[*****]
620                   Rochester                 MN                      $[*****]                     $[*****]
624                    Duluth                   MN                      $[*****]                     $[*****]
626                   St. Cloud                 MN                      $[*****]                     $[*****]
628                  Minneapolis                MN                      $[*****]                     $[*****]
630                  Sioux City                 IA                      $[*****]                     $[*****]
632                  Des Moines                 IA                      $[*****]                     $[*****]
634                   Davenport                 IA                      $[*****]                     $[*****]
635                 Cedar Rapids                IA                      $[*****]                     $[*****]
636                     Fargo                   ND                      $[*****]                     $[*****]
638                   Bismarck                  ND                      $[*****]                     $[*****]
640                  Sioux Falls                SD                      $[*****]                     $[*****]
644                     Omaha                   NE                      $[*****]                     $[*****]
646                 Grand Island                NE                      $[*****]                     $[*****]
648                    Helena                   MT                      $[*****]                     $[*****]
650                   Billings                  MT                      $[*****]                     $[*****]
652                     Boise                   ID                      $[*****]                     $[*****]
654                   Cheyenne                  WY                      $[*****]                     $[*****]
656                    Denver                   CO                      $[*****]                     $[*****]
658               Colorado Springs              CO                      $[*****]                     $[*****]
660                Salt Lake City               UT                      $[*****]                     $[*****]
664                  Albuquerque                NM                      $[*****]                     $[*****]
666                    Phoenix                  AZ                      $[*****]                     $[*****]
668                    Tucson                   AZ                      $[*****]                     $[*****]
670                    Eugene                   OR                      $[*****]                     $[*****]
672                   Portland                  OR                      $[*****]                     $[*****]
674                    Seattle                  WA                      $[*****]                     $[*****]
676                    Spokane                  WA                      $[*****]                     $[*****]
720                     Reno                    NV                      $[*****]                     $[*****]
721                   Las Vegas                 NV                      $[*****]                     $[*****]
722                 San Francisco               CA                      $[*****]                     $[*****]
724                 Redding/Chico               CA                      $[*****]                     $[*****]
726                  Sacramento                 CA                      $[*****]                     $[*****]
728                    Fresno                   CA                      $[*****]                     $[*****]
730                  Los Angeles                CA                      $[*****]                     $[*****]
732                   San Diego                 CA                      $[*****]                     $[*****]
734                  Bakersfield                CA                      $[*****]                     $[*****]
736                Monterey/Salin.              CA                      $[*****]                     $[*****]
738                   Stockton                  CA                      $[*****]                     $[*****]
740               St. Louis Obispo              CA                      $[*****]                     $[*****]
920                   Hartford                  CT                      $[*****]                     $[*****]
922                  Cincinnati                 OH                      $[*****]                     $[*****]
923                     Lima                    OH                      $[*****]                     $[*****]
924                     Erie                    PA                      $[*****]                     $[*****]
927                  Harrisburg                 VA                      $[*****]                     $[*****]
928                Charlottesville              VA                      $[*****]                     $[*****]
929                   Edinburgh                 VA                      $[*****]                     $[*****]
932                   Bluefield                 WV                      $[*****]                     $[*****]
937                   Richmond                  IN                      $[*****]                     $[*****]
938                  Terre Haute                IN                      $[*****]                     $[*****]

                                   Page 3 of 4

                    VALOR SPECIAL CLASSIC RATE AMENDMENT
                                   SCHEDULE A
                                INTERSTATE RATES
                           RATES ARE NOT DISCOUNTABLE

                                                                   END USER DEDICATED          END USER DEDICATED
LATA                    CITY                   STATE                     RATES                   TOLL FREE RATES
----               ---------------             -----               ------------------          ------------------
939                  Fort Myers                 FL                      $[*****]                     $[*****]
949                 Fayetteville                NC                      $[*****]                     $[*****]
951                  Rocky Mount                NC                      $[*****]                     $[*****]
952                     Tampa                   FL                      $[*****]                     $[*****]
953                  Tallahassee                FL                      $[*****]                     $[*****]
956                   Kingsport                 TN                      $[*****]                     $[*****]
958                    Lincoln                  NE                      $[*****]                     $[*****]
960                 Coeur D'Alene               ID                      $[*****]                     $[*****]
961                  San Angelo                 TX                      $[*****]                     $[*****]
973                 Palm Springs                CA                      $[*****]                     $[*****]
974                   Rochester                 NY                      $[*****]                     $[*****]
976                    Mattoon                  IL                      $[*****]                     $[*****]
977                   Galesburg                 IL                      $[*****]                     $[*****]
978                     Olney                   IL                      $[*****]                     $[*****]
980                    Tsalle                   AZ                      $[*****]                     $[*****]
981                Monument Valley              UT                      $[*****]                     $[*****]

75/25 High Telco Adjustment - [*****] per minute

Switchless 1+ Service - High Telco Adjustment will be calculated on Originating Telco

Switchless Toll Free Service - High Telco Adjustment will be calculated on Terminating Telco

End User Dedicated 1+ Service - High Telco Adjustment will be calculated on terminating Telco

Carrier Termination Service - High Telco Adjustment will be calculated on Terminating Telco

End User Dedicated Toll Free Service - High Telco Adjustment will be calculated on Originating Telco

Carrier Origination Service - High Telco Adjustment will be calculated on Originating Telco

Any LATA not listed will be rated @[*****] per minute

                 VALOR SPECIAL CLASSIC RATE AMENDMENT
                              SCHEDULE B
                       CLASSIC INTRASTATE RATES
                      RATES ARE NOT DISCOUNTABLE

                                              END USER
                       END USER          DEDICATED TOLL FREE
STATE             DEDICATED IN RATES           RATES
-----             ------------------     -------------------
 AL                    [*****]                 [*****]
 AR                    [*****]                 [*****]
 AZ                    [*****]                 [*****]
 CA                    [*****]                 [*****]
 CO                    [*****]                 [*****]
 CT                    [*****]                 [*****]
 DC                    [*****]                 [*****]
 DE                    [*****]                 [*****]
 FL                    [*****]                 [*****]
 GA                    [*****]                 [*****]
 IA                    [*****]                 [*****]
 ID                    [*****]                 [*****]
 IL                    [*****]                 [*****]
 IN                    [*****]                 [*****]
 KS                    [*****]                 [*****]
 KY                    [*****]                 [*****]
 LA                    [*****]                 [*****]
 MA                    [*****]                 [*****]
 MD                    [*****]                 [*****]
 ME                    [*****]                 [*****]
 MI                    [*****]                 [*****]
 MN                    [*****]                 [*****]
 MO                    [*****]                 [*****]
 MS                    [*****]                 [*****]
 MT                    [*****]                 [*****]
 NC                    [*****]                 [*****]
 ND                    [*****]                 [*****]
 NE                    [*****]                 [*****]
 NH                    [*****]                 [*****]
 NJ                    [*****]                 [*****]
 NM                    [*****]                 [*****]
 NV                    [*****]                 [*****]
 NY                    [*****]                 [*****]
 OH                    [*****]                 [*****]
 OK                    [*****]                 [*****]
 OR                    [*****]                 [*****]
 PA                    [*****]                 [*****]
 RI                    [*****]                 [*****]
 SC                    [*****]                 [*****]
 SD                    [*****]                 [*****]
 TN                    [*****]                 [*****]
 TX                    [*****]                 [*****]
 UT                    [*****]                 [*****]
 VA                    [*****]                 [*****]
 VT                    [*****]                 [*****]
 WA                    [*****]                 [*****]
 WI                    [*****]                 [*****]
 WV                    [*****]                 [*****]
 WY                    [*****]                 [*****]

75/25 High Telco Adjustment - [*****] per minute

Switchless 1+ Service - High Telco Adjustment will be calculated on Originating Telco

Switchless Toll Free Service - High Telco Adjustment will be calculated on Terminating Telco

End User Dedicated 1+ Service - High Telco Adjustment will be calculated on terminating Telco

Carrier Termination Service - High Telco Adjustment will be calculated on Terminating Telco

End User Dedicated Toll Free Service - High Telco Adjustment will be calculated on Originating Telco

Carrier Origination Service - High Telco Adjustment will be calculated on Originating Telco

                                  Page 1 of 1